                                                                                           ------------------------------
                                                                                                    OMB APPROVAL
                                  UNITED STATES                                            OMB Number: 3235-00
                        SECURITIES AND EXCHANGE COMMISSION                                 Expires: August 31, 199_
                               Washington, D.C. 20549                                      Estimated average burden
                                     FORM D                                                hours per response... 16.00
                          NOTICE OF SALE OF SECURITIES                                     -----------------------------
                           PURSUANT TO REGULATION D,                                              SEC USE ONLY
                              SECTION 4(6)AND/OR                                               Prefix       Serial
                       UNIFORM LIMITED OFFERING EXEMPTION                                         DATE RECEIVED

                                                                                           ------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name of Offering   (|_| check if this is an amendment and name has changed, and
indicate change.)
1998 Limited Offering
------------------------------------------------------------------------------------------------------------------------------------
Filing Under (Check box(es) that apply): |x| Rule 504   |_| Rule 506   |_| Section 4(6)   |_| ULOE
Type of Filing      |x| New Filing   |_| Amendment
------------------------------------------------------------------------------------------------------------------------------------
                                                    A. BASIC IDENTIFICATION DATA
------------------------------------------------------------------------------------------------------------------------------------
1. Enter the information requested about the issuer
------------------------------------------------------------------------------------------------------------------------------------
Name of Issuer (|_| check if this is an amendment and name has changed, and indicate change)
Ciro International, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Address of Executive Offices (Number and Street, City, State, Zip Code)      Telephone Number (Including Area Code)
445 5th Ave, 11th Fl., New York, NY 10016                                      212-481-1322
------------------------------------------------------------------------------------------------------------------------------------
Address of Principal Business Operations (Number and Street, City, State, Zip Code)    Telephone Number (Including Area Code)
(if different from Executive Offices)
------------------------------------------------------------------------------------------------------------------------------------
Brief Description of Business

                             Retail fashion jewelry
------------------------------------------------------------------------------------------------------------------------------------
Type of Business Organization
|x| corporation               |_| limited partnership, already formed          |_| other (please specify):
|_| business trust            |_| limited partnership, to be formed
------------------------------------------------------------------------------------------------------------------------------------
                                                            Month      Year
Actual or Estimated Date of Incorporation or Organization    1 1        9 7   |x| Actual    |_| Estimated
Jurisdiction of Incorporation or Organization: (Enter two-letter U.S. Postal Service abbreviation for State:
                                               CN for Canada: FN for other foreign jurisdiction)                N V
------------------------------------------------------------------------------------------------------------------------------------

GENERAL INSTRUCTIONS

Federal:

Who Must File: All issuers making an offering of secruties in reliance on an exemption under Regulation D or Section 4(6), 17 CFR 230.501 et seq. or 15 U.S.C 77d(6).

When to File: A notice must be filed no later than 15 days after the first sale of securities in the offering. A notice is deemed filed with the U.S. Securities and Exchange Commission (SEC) on the earlier of the date it is received by the SEC at the address given below or, if received at that address after the date on which it is due, on the date it was mailed by the United States registered or certified mail to that address.

Where to File: U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549.

Copies Required: Five (5) copies of this notice must be filed with the SEC, one of which must be manually signed. Any copies not manually signed must be photocopies of the manually signed copy or bear typed or printed signatures.

Information Required: A new filing must contain all information requested. Amendments need only report the name of the issuer and offering, any changes thereto, the information requested in Part C, and any material changes from the information previously supplied in Parts A and B. Part E and the Appendix need not be filed with the SEC.

Filing Fee: There is no federal filing fee.

State:

This notice shall be used to indicate reliance on the Uniform Limited Offering Exemption (ULOE) for sales of securities in those states that have adopted ULOE and that have adopted this form. Issuers relying on ULOE must file a separate notice with the Securities Administrator in each state where sales are to be, or have been made. If a state requires the payment of a fee as a precondition to the claim for the exemption, a fee in the proper amount shall accompany this form. This notice shall be filed in the appropriate states in accordance with state law. The Appendix to the notice constitues a part of this notice and must be completed.

---------------------------------- ATTENTION------------------------------------
Failure to file notice in the appropriate states will not result in a loss of the federal exemption. Conversely, failure to file the appropriate federal notice will not result in a loss of an available state exemption unless such exemption is predicated on the filing of a federal notice.
--------------------------------------------------------------------------------

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.


                                                          SEC 1972 (2-97) 1 of 8

                          A. BASIC IDENTIFICATION DATA
--------------------------------------------------------------------------------

2.  Enter the infomation requested for the following:

    o Each promoter of the issuer, if the issuer has been organized within the past five years;

    o Each beneficial owner having the power to vote or dispose, or direct the vote or disposition of, 10% or more of class of equity securities of the issuer;

    o Each executive officer and director of corporate issuers and of corporate general and managing partners of partnership issuers; and

    o   Each general and managing partner of partnership issuers.

------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  |_| Promoter   |x| Beneficial Owner   |x| Executive Officer   |x| Director   |_| General and/or
                                                                                                             Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)
Wilson, Murray A.
------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
445 Fifth Ave., 11th Floor, New York, NY 10016
------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  |_| Promoter   |_| Beneficial Owener   |x| Executive Officer   |_| Director   |_| General and/or
                                                                                                             Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)
Bloch, Max
------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
Buchstrasse 2, 5304 Endingen, Switzerland
------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  |_| Promoter   |_| Beneficial Owener   |_| Executive Officer   |_| Director   |_| General and/or
                                                                                                             Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  |_| Promoter   |_| Beneficial Owener   |_| Executive Officer   |x| Director   |_| General and/or
                                                                                                             Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  |_| Promoter   |_| Beneficial Owener   |_| Executive Officer   |_| Director   |_| General and/or
                                                                                                             Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)
Slattery, Joseph
------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)
1892 Willoughby Avenue, Ridgewood, NY 11385
------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  |_| Promoter   |_| Beneficial Owener   |_| Executive Officer   |_| Director   |_| General and/or
                                                                                                             Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
Check Box(es) that Apply:  |_| Promoter   |_| Beneficial Owener   |_| Executive Officer   |_| Director   |_| General and/or
                                                                                                             Managing Partner
------------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)

------------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Street, City, State, Zip Code)

------------------------------------------------------------------------------------------------------------------------------------
                          (Use blank sheet, or copy and use addtional copies of this sheet, as necessary.)


                                                               2 of 8

                          B. INFORMATION ABOUT OFFERING
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Yes   No
1.  Has the issuer sold, or does the issuer intend to sell, to non-accredited investors in this offering? .......      |x|   |_|

                                Answer also in Appendix, Column 2, if filing under ULOE.

2.  What is the minimum investment that will be accepted from any individual? ...................................       $990
                                                                                                                        -------
                                                                                                                       Yes   No
3.  Does the offering permit joint ownership of a single unit? ..................................................      |x|   |_|

4.  Enter the information requested for each person who has been or will be paid or given, directly of indirectly any commission or similar  remuneration for solicitation of purchasers in connection with sales of securities in the offering.  If a person to be listed is an associated  person or agent of a broker or dealer registered with the SEC  and/or  with a state or states,  list the name of the  broker or dealer.  If more than five (5)
    persons to be listed are associated persons of such a broker or dealer, you may set forth the information for that broker or dealer only.

-----------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)


-----------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Stree, City, State, Zip Code)

-----------------------------------------------------------------------------------------------------------------------------------
Name of Associated Broker or Dealer

-----------------------------------------------------------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

  (Check "All States" or check individual States) ...............................................................   |_| All States

    [AL]      [AK]      [AZ]      [AR]      [CA]      [CO]      [CT]      [DE]      [DC]      [FL]      [GA]      [HI]      [ID]
    [IL]      [IN]      [IA]      [KS]      [KY]      [LA]      [ME]      [MD]      [MA]      [MI]      [MN]      [MS]      [MO]
    [MT]      [NE]      [NV]      [NH]      [NJ]      [NM]      [NY]      [NC]      [ND]      [OH]      [OK]      [OR]      [PA]
    [RI]      [SC]      [SD]      [TN]      [TX]      [UT]      [VT]      [VA]      [WA]      [WV]      [WI]      [WY]      [PR]
-----------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)


-----------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Stree, City, State, Zip Code)

-----------------------------------------------------------------------------------------------------------------------------------
Name of Associated Broker or Dealer

-----------------------------------------------------------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

  (Check "All States" or check individual States) ...............................................................   |_| All States

    [AL]      [AK]      [AZ]      [AR]      [CA]      [CO]      [CT]      [DE]      [DC]      [FL]      [GA]      [HI]      [ID]
    [IL]      [IN]      [IA]      [KS]      [KY]      [LA]      [ME]      [MD]      [MA]      [MI]      [MN]      [MS]      [MO]
    [MT]      [NE]      [NV]      [NH]      [NJ]      [NM]      [NY]      [NC]      [ND]      [OH]      [OK]      [OR]      [PA]
    [RI]      [SC]      [SD]      [TN]      [TX]      [UT]      [VT]      [VA]      [WA]      [WV]      [WI]      [WY]      [PR]
-----------------------------------------------------------------------------------------------------------------------------------
Full Name (Last name first, if individual)


-----------------------------------------------------------------------------------------------------------------------------------
Business or Residence Address (Number and Stree, City, State, Zip Code)

-----------------------------------------------------------------------------------------------------------------------------------
Name of Associated Broker or Dealer

-----------------------------------------------------------------------------------------------------------------------------------
States in Which Person Listed Has Solicited or Intends to Solicit Purchasers

  (Check "All States" or check individual States) ...............................................................   |_| All States

    [AL]      [AK]      [AZ]      [AR]      [CA]      [CO]      [CT]      [DE]      [DC]      [FL]      [GA]      [HI]      [ID]
    [IL]      [IN]      [IA]      [KS]      [KY]      [LA]      [ME]      [MD]      [MA]      [MI]      [MN]      [MS]      [MO]
    [MT]      [NE]      [NV]      [NH]      [NJ]      [NM]      [NY]      [NC]      [ND]      [OH]      [OK]      [OR]      [PA]
    [RI]      [SC]      [SD]      [TN]      [TX]      [UT]      [VT]      [VA]      [WA]      [WV]      [WI]      [WY]      [PR]
-----------------------------------------------------------------------------------------------------------------------------------
                (Use blank sheet, or copy and use addtional copies of this sheet, as necessary.)



                                                     3 of 8

      C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
-----------------------------------------------------------------------------------------------------------------------------------

1.  Enter the  aggregate  offering  price of  securities  included in this offering and the total amount  already  sold.  Enter "0" if answer is "none" or  "zero."  If the  transaction  is an
    exchnage  offering,  check this box |_| and indicate in the columns  below the amounts of the
    securities offered for exchange and already exchanged.

     Type of Security                                                                                 Aggregate      Amount Already
                                                                                                    Offering Price        Sold
     Debt .......................................................................................   $          -0-   $           -0-
                                                                                                     -------------    --------------
     Equity .....................................................................................   $     990,000    $      244,200

                                   |x| Common   |_| Preferred

     Convertible (including warrants) ...........................................................   $          -0-   $           -0-
                                                                                                     -------------    --------------
     Partnership Interests ......................................................................   $          -0-   $           -0-
                                                                                                     -------------    --------------
     Other (Specify ______________________) .....................................................   $          -0-   $           -0-
                                                                                                     -------------    --------------
          Total .................................................................................   $     990,000    $      244,200
                                                                                                     -------------    --------------
                              Answer also in Appendix, Column 3, if filing under ULOE.

2.  Enter the number of accredited and non-accredited  investors who have purchases securities in this offering and the aggregate dollar amounts of their  purchases.  For offerings under Rule
    504,  indicate the number of persons who have purchased  securities and the aggregate  dollar amount of their purchases on the total lines. Enter "0" if answer is "none" or "zero."

                                                                                                                        Aggregate
                                                                                                       Number         Dollar  Amount
                                                                                                     Investors         of Purchases
     Accredited Investors .......................................................................               10   $      244,200
     Non-accredited Investors ...................................................................               -0-   $          -0-
                                                                                                     -------------    --------------
          Total (for filings under Rule 504 only) ...............................................               10   $      244,200

                             Answer also in Appensix, Column 4, if filinf under ULOE.

3.  If this filing is for an offering under Rule 504 or 505, enter the information  requested for all  securities  sold by the issuer,  to date,  in offerings of the types  indicated,  in the twelve  (12)  months  prior  to the  first  sale of  securities  in this  offering.  Classify securities by type listed in Part C - Question 1.

                                                                                                      Type of        Dollar  Amount
     Type of offering                                                                                 Security            Sold
     Rule 505 ...................................................................................                   $           -0-
                                                                                                     -------------    --------------
     Regulation A ...............................................................................                   $           -0-
                                                                                                     -------------    --------------
     Rule 504 ...................................................................................                   $           -0-
                                                                                                     -------------    --------------
          Total .................................................................................                   $           -0-
                                                                                                     -------------    --------------

4.  a. Furnish a statement of all expenses in connection  with the issuance and  distribution  of the securities in this offering.  Exclude amounts realting solely to organization expenses of the issuer. The information may be given as subject to future contingencies. If the amount of an  expenditure  is not  known,  furnish  an  estimate  and  check the box to the left of the estimate.

     Transfer Agent's Fees .................................................................................   |x|  $         200
                                                                                                                    -------------
     Printing and Engraving Costs ..........................................................................   |x|  $         300
                                                                                                                    -------------
     Legal Fees ............................................................................................   |x|  $      15,000
                                                                                                                    -------------
     Accouting Fees ........................................................................................   |x|  $       4,500
                                                                                                                    -------------
     Engineering Fees ......................................................................................   |_|  $
                                                                                                                    -------------
     Sales Commission (specify finders' fees separately) ...................................................   |_|  $
                                                                                                                    -------------
     Other Expenses (identify) ___________________________________ .........................................   |_|  $
                                                                                                                    -------------
          Total ............................................................................................   |x|  $      55,000
                                                                                                                    -------------


                                             4 of 8

------------------------------------------------------------------------------------------------------------------------------------
                                C. OFFERING PRICE, NUMBER OF INVESTORS, EXPENSES AND USE OF PROCEEDS
------------------------------------------------------------------------------------------------------------------------------------

    b. Enter the  difference  between the aggregate  offering price given in response to Part C -
    Question 1 and total expenses furnished in response to PArt C - Question 4.a. This difference
    is the "adjusted gross proceeds to the issuer.".........................................................             $970,000
                                                                                                                    -------------

5.  Indicate  below the amount of the adjusted gross proceeds to the issuer used or propsed to be used for each of the purposes shown.  If the amount for any purpose is not known,  furnish an estimate and check the bow to the left of the estimate. The total of the payments listed must equal the  adjusted  gross  proceeds to the issuer set forth in response to Part C - Question
    4.b above.

                                                                                                  Payments to
                                                                                                   Officers,
                                                                                                  Directors, &          Payments To
                                                                                                   Affiliates              Others
     Salaries and fees                                                                        |_| $                  |_| $
                                                                                                   -----------            ---------
     Purchase of real estate                                                                  |_| $                  |_| $
                                                                                                   -----------            ---------
     Purchase, rental or leasing and installation of machinery and equipment                  |_| $                  |_| $
                                                                                                   -----------            ---------
     Construction or leasing of plant buildings and facilities                                |_| $                  |X| $ 300,000
                                                                                                   -----------            ---------
     Acquisition of other businesses (including the value of securities offering that may be used in exchange for the assets or securities of another
     issuer pursuant to a merger)                                                             |_| $                  |_| $ 250,000
                                                                                                   -----------            ---------
     Repayment of indebtedness                  (Chase Loan)                                  |_| $                  |_| $
                                                                                                   -----------            ---------
     Working capital                                                                          |_| $                  |x| $ 220,000
                                                                                                   -----------            ---------
     Other (specify):    Purchase of inventory                                                |_| $                  |x| $ 200,000
                                                                                                   -----------            ---------
                                                                                              |_| $                  |_|
                                                                                                   -----------            ---------
     Column Totals                                                                            |_| $        -0-       |x| $ 970,000
                                                                                                   -----------            ---------
     Total Payments Listed (column totals added)                                                         |x| $970,000
                                                                                                             --------

--------------------------------------------------------------------------------
                              D. FEDERAL SIGNATURE
--------------------------------------------------------------------------------

The issuer has duly caused this notice to be signed by the undersigned duly authorized person. If this notice is filed under Rule 505, the following signature constitues an undertaking by the issuer to furnish the U.S. Securities and Exchange Commission, upon written request of its staff, the information furnished by the issuer to any non-accredited investor pursuant to paragraph
(b)(2) of Rule 502.

--------------------------------------------------------------------------------
Issuer (Print or Type)             Signature                        Date
Circo International, Inc.         /s/ Murray A. Wilson             4/2/98
--------------------------------------------------------------------------------
Name of Signer (Print or Type)    Title of Signer (Print or Type)
Murray A. Wilson                  President
--------------------------------------------------------------------------------



----------------------------------ATTENTION-------------------------------------
Intentional misstatements or omission of fact consitute federal criminal violations. (See 18 U.S. C. 1001.)
--------------------------------------------------------------------------------


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